SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /   Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
/ /   Definitive Proxy Statement
/X/   Definitive Additional Materials
/ /   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                          DAMES & MOORE, INC.
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           (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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           pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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                                    [LOGO]

August 1, 1997



Dear Shareholder:

     In the recent Proxy Statement we sent to you, we asked for your support for five Propositions which we believe are in the best interest of Dames & Moore and all its shareholders. It's important that you return your proxy card indicating your support for these five Propositions.

     If your broker is holding your shares in "Street Name," please ask him to vote your shares affirmatively for each Proposition.

     Please call us if you have any questions regarding any of the Propositions.

                              Regards,


                              [SIG]

                              Art Darrow, CEO


                              [SIG]

                              Bob Perry - Executive V.P.
                              (Investor Relations)